UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – March 24, 2015

ONCOR ELECTRIC DELIVERY COMPANY LLC

(Exact name of registrant as specified in its charter)

DELAWARE	333-100240	75-2967830
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1616 Woodall Rodgers Fwy., Dallas, Texas 75202

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including Area Code – (214) 486-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On March 24, 2015, Oncor Electric Delivery Company LLC (“Oncor”) completed a sale of $350 million aggregate principal amount of its 2.950% Senior Secured Notes due 2025 (the “2025 Notes”) and $375 million aggregate principal amount of its 3.750% Senior Secured Notes due 2045 (the “2045 Notes” and, together with the 2025 Notes, the “Notes”). Oncor intends to use the proceeds (net of the initial purchasers’ discount, fees and expenses) of approximately $714.1 million from the sale of the Notes to repay borrowings under the Amended and Restated Revolving Credit Agreement dated as of October 11, 2011, among Oncor, JPMorgan Chase Bank, N.A., Barclays Bank PLC, The Royal Bank of Scotland PLC, Bank of America, N.A. and Citibank, N.A. and the other banks party thereto, and for general corporate purposes.

The Notes were issued pursuant to the provisions of an Indenture dated as of August 1, 2002 between Oncor and The Bank of New York Mellon Trust Company N.A. (as successor to The Bank of New York Mellon, formerly The Bank of New York), as trustee (the “Trustee”) (as amended and supplemented, the “Indenture”) and an Officer’s Certificate dated as of March 24, 2015 (the “Officer’s Certificate”) between Oncor and the Trustee. The Officer’s Certificate establishes the terms of the Notes. The Notes constitute a separate series of notes under the Indenture, but will be treated together with Oncor’s other outstanding debt securities issued under the Indenture for amendments and waivers and for taking certain other actions.

Oncor’s obligations under the Notes are secured by a lien on all property acquired or constructed by Oncor for the transmission and distribution of electric energy, mortgaged as described under the Deed of Trust, Security Agreement and Fixture Filing (as amended, the “Deed of Trust”) dated as of May 15, 2008, from Oncor to The Bank of New York Mellon Trust Company N.A. (as successor to The Bank of New York Mellon, formerly The Bank of New York), as collateral agent (the “Collateral Agent”), as described in the Deed of Trust.

The Notes bear interest, payable semi-annually, at a rate of 2.950% per annum, in the case of the 2025 Notes, and 3.750% per annum, in the case of the 2045 Notes. The 2025 Notes and the 2045 Notes mature on April 1, 2025 and 2045, respectively. Interest on the Notes is payable in cash semiannually in arrears on April 1 and October 1 of each year, and the first interest payment is due on October 1, 2015. Prior to January 1, 2025, in the case of the 2025 Notes, and October 1, 2044, in the case of the 2045 Notes, Oncor may redeem the Notes at any time, in whole or in part, at a price equal to 100% of their principal amount, plus accrued and unpaid interest and a “make-whole” premium. On and after January 1, 2025, in the case of the 2025 Notes, and October 1, 2044, in the case of the 2045 Notes, Oncor may redeem the Notes at any time, in whole or in part, at a redemption price equal to 100% of the principal amount of such Notes, plus accrued and unpaid interest. The Notes, the Indenture and the Deed of Trust also contain customary events of default, including failure to pay principal or interest on the Notes when due, among others.

The Notes were sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and outside the United States to non-U.S. persons pursuant to Regulation S under the Securities Act. This current report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Notes.

In connection with the completion of the sale of the Notes, on March 24, 2015, Oncor entered into a Registration Rights Agreement with the representatives of the initial purchasers of the Notes (the “Registration Rights Agreement”). Under the Registration Rights Agreement, Oncor agreed, subject to certain exceptions, to file a registration statement with the Securities and Exchange Commission with respect to a registered offer to exchange the Notes for publicly registered notes (the “Exchange Offer Registration Statement”), or under certain circumstances, a shelf registration statement to cover resales of the Notes (the “Shelf Registration Statement”). Oncor agreed to use commercially reasonable efforts to cause the Exchange Offer Registration Statement to be declared effective under the Securities Act no later than 270 days after the issue date of the Notes and to consummate the exchange offer no later than 315 days after the issue date of the Notes. Oncor agreed to use commercially reasonable efforts to cause any Shelf Registration Statement to become or be declared effective within the later of 180 days after such Shelf Registration Statement filing obligation arises and 270 days after the issue date of the Notes.

If Oncor does not comply with certain of its obligations under the Registration Rights Agreement, the affected Notes will bear additional interest on the principal amount of the affected Notes at a rate of 0.50% per annum over the interest rate otherwise provided for under the Notes for the period during which the registration default continues, but not later than the second anniversary of the issue date of the Notes.

A copy of the Indenture was filed by Oncor as an exhibit to its Form S-4 filed October 2, 2002 and a copy of Supplemental Indenture No. 1 dated May 15, 2008 between Oncor and the Trustee was filed by Oncor as an exhibit to its Form 10-Q filed May 15, 2008, which are incorporated by reference herein. A copy of the Deed of Trust was filed by Oncor as an exhibit to its Form10-Q filed May 15, 2008, the First Amendment to the Deed of Trust dated March 2, 2009 between Oncor and the Collateral Agent was filed by Oncor as an exhibit on its Form 10-K filed March 3, 2009, the Second Amendment to the Deed of Trust dated September 3, 2010 between Oncor and the Collateral Agent was filed by Oncor as an exhibit on its Form 8-K filed September 3, 2010, and the Third Amendment to the Deed of Trust dated November 10, 2011 between Oncor and the Collateral Agent was filed by Oncor as an exhibit to its Form 8-K filed November 15, 2011, which are incorporated by reference herein. The Officer’s Certificate is attached as Exhibit 4.1 to this current report on Form 8-K and is incorporated herein by reference. The Registration Rights Agreement is attached as Exhibit 4.2 to this current report on Form 8-K and is incorporated herein by reference. The above description of the Indenture, as supplemented, the Deed of Trust, as amended, the Officer’s Certificate, the Notes and the Registration Rights Agreement are qualified in their entirety by reference to the Indenture, the Deed of Trust, the Officer’s Certificate, the Notes and the Registration Rights Agreement.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Executive Annual Incentive Plan

On March 26, 2015, the Organization & Compensation Committee (the “O&C Committee”) of Oncor’s Board of Directors approved the Oncor Electric Delivery Company LLC Fourth Amended and Restated Executive Annual Incentive Plan (the “Restated Executive Annual Incentive Plan”). The Restated Executive Annual Incentive Plan is effective as of January 1, 2015 and amends and restates in its entirety Oncor’s existing Third Amended and Restated Executive Annual Incentive Plan (the “Executive Annual Incentive Plan”). Under the Executive Annual Incentive Plan, an individual executive’s award was determined based on (1) the target award levels of all participants in the Executive Annual Incentive Plan (the “Aggregate Incentive Pool”), (2) the level of achievement of a threshold and target funding trigger, and (3) the level of achievement of any additional operational, financial or other metrics that the O&C Committee elects to apply in determining the aggregate amount of awards. Under the Restated Executive Annual Incentive Plan, the aggregate amount of funding for awards payable in any given plan year is determined based on (1) the Aggregate Incentive Pool, (2) the level of achievement of a threshold, target and superior funding trigger (the “EAIP Funding Trigger Percentage”), and (3) the level of achievement of operational metrics that the O&C Committee elects to apply in determining the aggregate amount of awards (the “Operational Funding Percentage”). Under the Restated Executive Annual Incentive Plan, the calculation of the final funding percentage will be conducted as follows:

Achieved Performance	Final Funding Percentage
Actual funding trigger is less than threshold	0%
Actual funding trigger equals threshold	50%
Actual funding trigger is greater than threshold but less than or equal to target	Lesser of the EAIP Funding Trigger Percentage or the Operational Funding Percentage
Actual funding trigger is greater than target	EAIP Funding Trigger Percentage multiplied by the Operational Funding Percentage, up to a payout percentage not exceeding the EAIP Funding Trigger Percentage.

This final funding percentage is applied to the Aggregate Incentive Pool to provide the initial amount of funds available for awards to participants under the Restated Executive Annual Incentive Plan, which may then be adjusted by individual performance modifiers.

The Restated Executive Annual Incentive Plan is effective as of January 1, 2015 and will apply to annual incentives awarded to plan participants for the January 1, 2015 to December 31, 2015 plan year. Other than as described above, the material terms of the Restated Executive Annual Incentive Plan remain identical to those in the Executive Annual Incentive Plan, as described in our Annual Report on Form 10-K filed on February 27, 2015. The foregoing description of the Restated Executive Annual Incentive Plan is qualified in its entirety by reference to the complete terms of the Restated Executive Annual Incentive Plan, which is filed as an exhibit to this Current Report on Form 8-K and incorporated by reference herein.

Long-Term Incentive Plan Award Agreement

On March 26, 2015, the O&C Committee approved a revised form of award agreement (the “Amended Form Award Agreement”) under the Oncor Electric Delivery Company LLC Long-Term Incentive Plan (“the Long-Term Incentive Plan”). The Amended Form Award Agreement will be used for awards made under the Long-Term Incentive Plan with respect to performance periods beginning on or after January 1, 2015. Awards under the Long-Term Incentive Plan are calculated based on an individual’s target award opportunity, Oncor’s level of achievement of a financial metric funding trigger (the “LTIP Funding Trigger Percentage”) and Oncor’s level of achievement of weighted performance goals (the “Weighted Performance Goal Percentage”). The Amended Form Award Agreement revises Exhibit A to the form of award agreement used for previous performance periods (the “Original Form Award Agreement”) to (1) provide for a new calculation in the event the funding trigger achieved for a performance period is greater than the target performance level, and (2) revise the final funding percentage in the event the funding trigger level achieved is greater than the threshold level but less than or equal to the target level, so that instead of multiplying the LTIP Funding Trigger Percentage by the Weighted Performance Goal Percentage, the final funding percentage is the lesser of the LTIP Funding Trigger Percentage or the Weighted Performance Goal Percentage. As a result, under the Amended Form Award Agreement, an individual’s final award is calculated as his/her target opportunity amount, as specified in the award agreement, multiplied by the final funding percentage. The final funding percentage is calculated as set forth below:

Achieved Performance	Final Funding Percentage
Actual funding trigger is less than threshold	0%
Actual funding trigger equals threshold	50%
Actual funding trigger is greater than threshold but less than or equal to target	Lesser of the LTIP Funding Trigger Percentage or the Weighted Performance Goal Percentage
Actual funding trigger is greater than target	LTIP Funding Trigger Percentage multiplied by the Weighted Performance Goal Percentage, up to a payout percentage not exceeding the LTIP Funding Trigger Percentage.

Other than as described above, the terms of the Amended Form Award Agreement remain identical to those in the Original Form Award Agreement, and the terms of the Long-Term Incentive Plan are from the same as those described in our Annual Report on Form 10-K filed on February 27, 2015. The foregoing description of the Amended Form Award Agreement is qualified in its entirety by reference to the complete terms of the Amended Form Award Agreement, which is filed as an exhibit to this Current Report on Form 8-K and incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

4.1	Officer’s Certificate, dated March 24, 2015, establishing the terms of Oncor’s 2.950% Senior Secured Notes due 2025 and 3.750% Senior Secured Notes due 2045.

4.2	Registration Rights Agreement, dated March 24, 2015, among Oncor and the representatives of the initial purchasers of the Notes.

10.1	Oncor Electric Delivery Company LLC Fourth Amended and Restated Executive Annual Incentive Plan

10.2	Oncor Electric Delivery Company LLC Form of Long-Term Incentive Plan Award Agreement for performance periods beginning on or after January 1, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the following registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ONCOR ELECTRIC DELIVERY COMPANY LLC

By:	/s/ John M. Casey
Name:	John M. Casey
Title:	Vice President - Treasurer

Dated: March 30, 2015

EXHIBIT INDEX

Exhibit No.	Description

4.1	Officer’s Certificate, dated March 24, 2015, establishing the terms of Oncor’s 2.950% Senior Secured Notes due 2025 and 3.750% Senior Secured Notes due 2045.

4.2	Registration Rights Agreement, dated March 24, 2015, among Oncor and the representatives of the initial purchasers of the Notes.

10.1	Oncor Electric Delivery Company LLC Fourth Amended and Restated Executive Annual Incentive Plan

10.2	Oncor Electric Delivery Company LLC Form of Long-Term Incentive Plan Award Agreement for performance periods beginning on or after January 1, 2015